Today's Presenters

- Rick Green, President & CEO

Telephone: 405.742.1802
E-mail: RickGreen@banksnb.com

- Kerby Crowell, Executive Vice-President & CFO

Telephone: 405.742.1808
E-mail: KerbyCrowell@banksnb.com

Forward-Looking Statements

This presentation includes forward-looking statements such as: statements of Southwest's goals, intentions, and expectations; estimates of risks and of future costs and benefits; assessments of loan quality, probable loan losses, liquidity, and market or interest rate risk; and statements of Southwest's ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate its future results. Ratios and growth rates based upon first quarter income and the ratio of charged-off loans to average loans have been annualized for comparability, only, and should not be considered as representations regarding actual future results.

Who We Are

- A small-cap regional bank (NASDAQ: OKSB)
  - Established 1894; IPO in 1993
  - $1.7 billion in assets
  - Headquartered in Stillwater, Oklahoma
- A commercial bank to selected markets
  - Tightly focused on high-income sectors
- A financial services company consistently growing and increasing shareholder value
  - Unique services fuel internal growth

Vision: To become considered as one of the premier business services companies, measured by:

- Client recognition
- Peer group recognition
- Team member recognition
- Perpetual shareholder satisfaction
- Liquidity of stock

Our Story

	Equity Capital	Assets	Offices
	(Dollars in thousands)		
1894 Established			
1970 Independent Mgmt.	$2,392	$23,485	2
1982 Okla. City LPO	$8,895	$128,503	3
1985 Tulsa LPO	$13,129	$181,030	4
1993 Public Company	$34,570	$434,119	6
2002 Dallas & Wichita	$96,372	$1,350,554	8
12/31/2003	$109,935	$1,580,725	9
03/31/2004	$114,906	$1,694,457	10

Internal growth only

OKSB Business Centers



Kansas

Wichita (1)

Oklahoma

Tulsa (2)

Oklahoma City (1)

Stillwater (3)

Chickasha (1)

Texas

Dallas (2)

Our Strategy

- Focus on growth industries
  - Healthcare
  - Real estate entrepreneurs
  - Other highly educated C&I entrepreneurs
- Offer innovative services – bank and non-bank – to attract targeted commercial customers
- Grow internally
- Compete without boundaries

Strong Financial Base

Financials

Diluted Earnings Per Share*


$1.50
$1.00
$0.50
$0.00
$0.73
$0.88
$1.00
$1.11
$1.22
$0.34
1999
2000
2001
2002
2003
1st Qtr.
2004

13.25% Compound Annual Internal Growth Rate

** Reflects 3:2 Stock Split 8/29/01 & 2:1 Stock Split 8/29/03*

Assets

Dollars in millions


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,121
$1,204
$1,217
$1,351
$1,581
$1,694
1999
2000
2001
2002
2003
1st Qtr.
2004

10.20% Compound Annual Internal Growth Rate

Loans

Dollars in millions


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$853
$913
$931
$1,101
$1,309
$1,419
1999
2000
2001
2002
2003
1st Qtr.
2004

12.73% Compound Annual Internal Growth Rate

Non-Performing Assets to Loans & OREO


1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.83%
1.45%
1.06%
1.24%
1.34%
1.25%
1999
2000
2001
2002
2003
1st Qtr. 2004

Reserves/Loans


1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.31%
1.33%
1.23%
1.08%
1.21%
1.14%
1999
2000
2001
2002
2003
1st Qtr. 2004

Charged-Off Loans/Average Loans


1.00%
0.75%
0.50%
0.25%
0.00%
0.21%
0.29%
0.49%
0.50%
0.36%
0.37%
1999
2000
2001
2002
2003
1st Qtr.
2004

Common Equity

Dollars in millions


$125
$100
$75
$50
$25
$0
$64
$73
$85
$96
$110
$115
1999
2000
2001
2002
2003
1st Qtr.
2004

14.66% Compound Annual Internal Growth Rate

Return on Common Equity


20.00%
15.00%
10.00%
5.00%
0.00%
13.83%
14.89%
14.87%
14.94%
14.59%
14.99%
1999
2000
2001
2002
2003
1st Qtr.
2004

Common Equity to Assets

Dollars in millions


8.00%
6.00%
4.00%
2.00%
0.00%
5.73%
6.08%
6.99%
7.14%
6.95%
6.78%
1999
2000
2001
2002
2003
1st Qtr. 2004

Efficiency Ratio


70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
65.37%
60.93%
59.62%
56.92%
54.95%
56.11%
1999
2000
2001
2002
2003
1st Qtr. 2004

Book Value Per Share*


$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$5.52
$6.44
$7.47
$8.35
$9.20
$9.55
1999
2000
2001
2002
2003
2004
1st Qtr.

13.77% Compound Annual Internal Growth Rate

** Reflects 3:2 Stock Split 8/29/01 & 2:1 Stock Split 8/29/03*

Oklahoma's SOUTHWEST BANCORP, INC.

Income By Segment – 2003

For the Three Months Ended March 31, 2003

(Dollars in thousands)

	Oklahoma Banking	Other States Banking	Secondary Market	Other Operations	Total Company
Net interest income	$ 10,059	$ 1,358	$ 1,786	$ (626)	$ 12,577
Provision for loan losses	1,114	608	-	-	1,722
Other income	1,566	15	947	954	3,482
Other expenses	6,213	653	966	1,062	8,894
Income before taxes	4,298	112	1,767	(734)	5,443
Taxes on income	1,607	43	667	(387)	1,930
Net income	$ 2,691	$ 69	$ 1,100	$ (347)	$ 3,513
Fixed asset expenditures	$ 71	$ 519	$ 28	$ 498	$ 1,116
Total assets at period end	$ 927,347	$ 154,784	$ 164,405	$ 240,299	$ 1,486,835

Income By Segment – 2004

For the Three Months Ended March 31, 2004

	Oklahoma Banking	Other States Banking	Secondary Market	Other Operations	Total Company
	(Dollars in thousands)				
Net interest income	$ 10,106	$ 2,874	$ 3,556	$ (918)	$ 15,618
Provision for loan losses	1,133	516	-	-	1,649
Other income	1,727	283	513	595	3,118
Other expenses	6,818	1,334	1,264	1,096	10,512
Income before taxes	3,882	1,307	2,805	(1,419)	6,575
Taxes on income	1,444	427	1,051	(549)	2,373
Net income	$ 2,438	$ 880	$ 1,754	$ (870)	$ 4,202
Fixed asset expenditures	$ 81	$ 173	$ 2	$ 207	$ 463
Total assets at period end	$ 892,058	$ 261,602	$ 278,797	$ 262,000	$ 1,694,457

Defining Differences



Leadership & People

- Experienced Executive Management Team, averaging over 30 years
- Ability to attract talent critical to OKSB's success
  - Outbound Sales Professionals
  - Certified Hospital Administrator
  - Registered Nurse and Medical Billing Professionals
  - Managed Care Contract Administrators
  - Certified Public Accountants
  - Engineers



Niche Banking

- OKSB's history of success at niche banking (e.g. Healthcare, Owner-occupied Commercial Real Estate, Student Loans, executive business managers)

"*Niche banking has proved to be a success for banks that were gutsy enough to break new ground and patient enough to reap the rewards.*"

"Standing Out In A Crowd"
Bank Director, 4th Quarter 2003

"***A long-term commitment to niche lending offers three benefits: 1) Bolder identity, 2) Buttress against lulls in the economy, 3) Chance for notable growth in size and revenue.***"

"Standing Out In A Crowd"
Bank Director, 4th Quarter 2003


BANK DIRECTOR
TARGETING



Niche Banking (continued)

"To be a niche player, you have to be something of a contrarian. You're doing what other people said isn't possible or isn't worth it."

"Standing Out In A Crowd"
Bank Director, 4th Quarter 2003


BANK DIRECTOR
TARGETING
THE
BOARD

"One of the hardest things to do is commit to a niche. If you commit resources, time, and focus to one niche, you forgo other opportunities.."

"Standing Out In A Crowd"
Bank Director, 4th Quarter 2003

Niche Banking – An example


Special Services
- Deposits (Business Mail Processing)
- Investments
- Trust
Healthcare Strategic Support, Inc.
Healthcare Services
Healthcare Campus Resident/Student Pursuit Team
Healthcare Lending Group



Innovative Solutions

- Understand more than banking
  - Expertise in the industry sectors we choose to serve
- Solutions-based
  - Doing far more than lending money and accepting deposits
  - Providing consulting and services that help clients make more money



Innovative Solutions (continued)

- Services that make our clients money
  - Ahead of market in ability to deliver services
  - Technology-enabled delivery – serve without boundaries
- Consulting Services
  - Healthcare Strategic Support, Inc.
  - Business Consulting Group
- Business Mail Processing
  - Business Paper Management
  - Electronic Storage/Internet Accessibility

Oklahoma's SOUTHWEST BANCORP, INC.



Innovative Solution (an example): *Business Mail Processing*

- Client Need
  - Reduce operating costs required to handle payment processing
  - Reduce document storage requirements to allow more space for revenue-producing opportunities (e.g. exam rooms)
  - Reduce receivables and reconciliation cycle time
  - Improve customer service
- BMP Solution
  - Process mail and deposit payments for client
  - Image and index payment and correspondence documentation
  - Deposit payments on the day of receipt – into operating or sweep accts
  - Indexed document images available online on the day of receipt for reconciliation

Oklahoma's SOUTHWEST BANCORP, INC.

Innovative Solution (an example): *Business Mail Processing*

- Leveraging technology to expand business through BMP rather than relying solely on branches
- Competing without boundaries for clients in different geographic locales


Client
$$
Mail
SNB
Mail
$$
Mail
Client

Transaction Totals: Business Mail Processing and Document Imaging


Number of items processed
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
778,000
1,059,000
1,663,000
564,000
2001
2002
2003
2004-Q1

Deposit Flow Totals: Business Mail Processing and Document Imaging

Dollars in thousands


$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$581,813
$570,317
$625,921
$179,743
2001
2002
2003
2004-Q1

Oklahoma's SOUTHWEST BANCORP, INC.

Revenue Totals: Business Mail Processing and Document Imaging


$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$318,236
$359,676
$506,865
$160,957
2001
2002
2003
2004-Q1

Oklahoma's SOUTHWEST BANCORP, INC.



BMP Case Study: Plano Orthopedic Sports Medicine Center POSMC

- Nine physicians and 85 total staff manually processed paperwork for 62,000 patient visits per year
- BMP & Document Imaging services now saving POSMC $75,000 per year
  - Increased staff efficiencies and workflow capacity
  - Aged A/R now runs 2%: ranks top 2-3% nationally

"The economic savings and efficiencies were so apparent that they [POSMC physicians] unanimously voted to change banks. For a bank to be that superlative is a rarity."

Mike Newcum
Executive Director, POSMC



Summary

- Vision
  - We know where we are going
- Strategy
  - We know how we are going to get there
- Clients
  - Feel the difference when doing business with OKSB
- Employees
  - Leadership, experience, work ethic and productivity
- Stockholders
  - Performance based



Financial Performance Goals

- Increase assets by at least 10% per year
- Increase Earnings Per Share at least 10% per year
- Target Return on Equity: 15% or better

Questions & Discussion